UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2642

The Corporate Fund Accumulation Program, Inc.

Address:  P.O. Box 9011
          Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, The Corporate Fund Accumulation Program, Inc., 800 Scudders Mill
Road, Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011,
Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/02

Date of reporting period: 01/01/02 - 12/31/02

Item 1 - Is shareholder report attached? - Y

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A.

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


The Corporate Fund Accumulation Program, Inc.

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       The Corporate Fund Accumulation Program, Inc.

Date: February 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       The Corporate Fund Accumulation Program, Inc.

Date: February 24, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke
       Chief Financial Officer of
       The Corporate Fund Accumulation Program, Inc.

Date: February 24, 2003


<ITEM 1>


(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2002


The Corporate Fund
Accumulation
Program, Inc.


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. The Corporate Fund Accumulation Program is only open to holders of units of Corporate Income Fund, International Bond Fund and Corporate Investment Trust Fund for reinvestment of distributions on those units. The investment objective of the Program is to provide shareholders with a high level of current income by investing in long- and intermediate-term bonds that are primarily corporate bonds or notes. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



The Corporate Fund Accumulation Program, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




To Our Shareholders:


Investment Environment
The increasing use of quantitative models, which link the behavior of corporate bonds to stock prices, brought a serious focus on stock prices by more bond market participants in 2002. Many thought the equity market would bounce off the low established at the end of 2001 after the Dow Jones Industrial Average (Dow) closed at 8,232 on September 21. A new low established in July 2002 upset the slow but positive growth story and had most investors suddenly contemplating a double-dip recession for 2002. The period between the July low and October was rocky in all markets. In particular, the automobile manufacturers hit new lows. Despite increasing sales coupled with extended incentives, Ford Motor Company's common stock dipped to $7.15 per share. Fears about pension plan funding added to a difficult business environment and hurt many companies with generous employee benefit programs. On October 9, 2002, the Dow hit a new low to close at 7,270. Fortunately, favorable third-quarter earnings announcements helped by easy year-over-year comparisons, prompted a recovery from that point. Assisted by the Federal Reserve Board's surprise interest rate cut of one-half of 1% in November 2002, the stock market improved and carried a general rally in the bond market through the end of the year.


The year 2002 will be a year for the record books. The false starts from equity market bottoms wrecked havoc with prognosticators. The overall geopolitical risk and corporate governance issues added further uncertainty to an already skittish market. Finally, the 50 basis point (.50%) interest rate cut by the Federal Reserve Board in November 2002 contributed to a relatively stable fourth quarter netting a mere five basis point widening for the corporate bond market for the year.

Certainly, no summary of 2002 is complete without a discussion of the ramifications of Enron Corporation. The general lack of trust sparked by the bankruptcy and investigation of the seventh-largest company in the United States plagued shaky markets. As corporate managements were taken to task, the overall market bifurcated, causing sharp downward spirals on suspicion of wrongdoing as investors fled any taint to find solace in higher-rated securities. Similarly, the rise in prices of bonds of those companies who were quick to establish their conservative past accounting practices was equally dramatic.

The difficult credit environment is illustrated by the actions of the rating agencies. Moody's Investors Service (Moody's) recorded 282 investment-grade downgrades for the year, which was 19% higher than 2001. The downgrade list was dominated by electric power, telecommunications and technology companies without which downgrades would have shown a 9% decline from the prior year. Investment-grade upgrades totaled only 40 as global defaults also hit a peak in 2002.


Fiscal Year in Review
For the 12 months ended December 31, 2002, The Corporate Fund Accumulation Program, Inc. had a total investment return of +9.60%, based on a change in per share net asset value from $20.91 to $21.84, and assuming reinvestment of $1.016 per share income dividends. This compares to the +12.61% total return for the unmanaged benchmark Merrill Lynch U.S. Corporate A - AA Rated Index for the same period. (Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

The Program began the year with 25% of its assets invested in securities rated Baa by Moody's and BBB by Standard & Poor's. Securities rated below A are not in the A-rated index used as a benchmark for the Program. The better related performance of higher-rated securities more than offset the additional yield earned on BBB-rated issues and the Program therefore underperformed the benchmark.

We reduced our BBB holdings and continued our purchase of high-quality names in banking, defense and consumer non-cyclicals in the second half of the year. We sold what we believed to be fully appreciated securities such as real estate investment trusts and some high-quality retail bonds. This summer, the auto manufacturing sector became another casualty of extreme uncertainties in the economy. Concerns about waning consumer demand despite 0% financing incentives widened the spreads of Ford Motor Company, the bond market's largest issuer. General Motors Acceptance Corporation bonds moved in sympathy as further doubts about pension funding estimates came to the fore. The rating agencies moved the ratings of these two largest domestic auto manufacturers out of the single-A rating category, prompting more selling by investors as these issues dropped out of many rule-based indexes. We reduced or eliminated our exposure to several of the worrisome names replacing them with Lockheed Martin Corporation, Wells Fargo Company, Motiva Enterprises LLC and Coca-Cola Enterprises. Additionally, we decreased our holdings in J.P. Morgan Chase & Co. while increasing our exposure to Citigroup Inc. and Allstate Corp., among others. We are selectively adding exposure in hard-hit sectors such as telecommunications and media.

For 2003, we expect gross domestic product growth to be in the 2% - 2.5% range with slow but positive trends revealed in many previously hard-hit sectors. The questions about geopolitical risk remain. We believe that a quick resolution to the issues with Iraq, a return to work in the near term for oil workers in Venezuela, as well as a diplomatic solution to the situation in North Korea are events already priced into the market. Since we believe it is unlikely that all of these difficult situations will be resolved in the first quarter, we continue to be cautious with portfolio assets. We believe that there will be time to find opportunities as these difficult global problems are addressed.


In Conclusion
On September 30, 2002, the Program's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, between the Program and the Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. (the "Core Bond Portfolio") whereby the Core Bond Portfolio will acquire all of the assets and will assume all of the liabilities of the Program in exchange for newly issued shares of the Core Bond Portfolio.

We thank you for your investment in The Corporate Fund Accumulation
Program, Inc.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Melinda A. Raso)
Melinda A. Raso
Vice President and
Portfolio Manager



(Robert R. Peterson Jr.)
Robert R. Peterson Jr.
Vice President and
Portfolio Manager



February 3, 2003




The Corporate Fund Accumulation Program, Inc.
About Fund Performance


None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.




Recent Performance Results

                                                        6-Month          12-Month      Standardized
As of December 31, 2002                               Total Return     Total Return    30-Day Yield
The Corporate Fund Accumulation Program, Inc.*           + 7.16%          + 9.60%          3.79%
ML U.S. Corporate A-AAA Rated Index**                    + 8.34           +12.61             --

*Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
**This unmanaged Index is comprised of bonds rated A-AAA, of all maturities.



The Corporate Fund Accumulation Program, Inc.
Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in The Corporate Fund Accumulation Program, Inc.++ compared to a similar investment in ML U.S. Corporate A-AAA Rated Index++++.
Values illustrated are as follows :

The Coporate Fund Accumulation Program, Inc++

Date                              Value

December 1992                   $10,000.00
December 1993                   $11,220.00
December 1994                   $10,571.00
December 1995                   $12,690.00
December 1996                   $12,904.00
December 1997                   $13,975.00
December 1998                   $15,127.00
December 1999                   $14,652.00
December 2000                   $16,001.00
December 2001                   $17,332.00
December 2002                   $18,996.00




ML U.S. Corporate A-AAA Rated Index++++


Date                              Value

December 1992                   $10,000.00
December 1993                   $11,212.00
December 1994                   $10,806.00
December 1995                   $13,116.00
December 1996                   $13,535.00
December 1997                   $14,896.00
December 1998                   $16,309.00
December 1999                   $15,919.00
December 2000                   $17,504.00
December 2001                   $19,404.00
December 2002                   $21,851.00


++Assuming transaction costs and other operating expenses, including advisory fees and reimbursement of all expenses. The Corporate Fund Accumulation Program, Inc. invests in long-term and intermediate-term fixed interest bearing debt obligations issued primarily by corporations.
++++This unmanaged Index is comprised of bonds rate A-AAA, of all maturities.

Past performance is not predictive of future results.



The Corporate Fund Accumulation Program, Inc.
Average Annual Total Return

Period Covered                                      % Return

One Year Ended 12/31/02                               +9.60%
Five Years Ended 12/31/02                             +6.33
Ten Years Ended 12/31/02                              +6.63



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2002

               S&P      Moody's   Face
Industry     Rating++   Rating++ Amount                         Issue                                              Value
                                          U.S. Government Obligations

U.S. Government AAA     Aaa   $ 315,000   U.S. Treasury Bonds, 5.375% due 2/15/2031                             $   343,399
Obligations--                             U.S. Treasury Notes:
1.8%            AAA     Aaa     100,000      4.375% due 8/15/2012                                                   104,527
                AAA     Aaa     500,000      4% due 11/15/2012                                                      507,070

                                          Total U.S. Government Obligations
                                          (Cost--$932,688)--1.8%                                                    954,996


                                          Corporate Bonds

Aerospace &     BBB-    Baa3    250,000   Raytheon Company, 6.75% due 3/15/2018                                     261,988
Defense--0.5%

Automotive &    BBB     Baa2    100,000   Delphi Auto Systems Corporation, 6.55% due 6/15/2006                      105,439
Equipment--     BBB     Baa1    535,000   Ford Motor Company, 7.45% due 7/16/2031                                   465,380
1.1%                                                                                                            -----------
                                                                                                                    570,819

Banks &         A-      A2    1,000,000   BB&T Corporation, 6.50% due 8/01/2011                                   1,129,429
Thrifts--22.7%  A       Aa3     603,000   Bank of America Corporation, 7.40% due 1/15/2011                          710,313
                A+      Aa3     500,000   The Bank of New York, 5.20% due 7/01/2007                                 538,237
                A       Aa3     800,000   Bank One Corp., 6.875% due 8/01/2006                                      899,314
                A+      Aa2   1,400,000   BankAmerica Corp., 5.875% due 2/15/2009                                 1,536,235
                                          Citigroup Inc.:
                AA-     Aa1     950,000      5.70% due 2/06/2004                                                    988,149
                A+      Aa2     355,000      6.625% due 6/15/2032                                                   387,563
                A       A1      800,000   FleetBoston Financial Corp., 7.25% due 9/15/2005                          885,822
                A       A2      660,000   J.P. Morgan Chase & Co., 6.625% due 3/15/2012                             715,319
                A       A2      400,000   Mellon Financial Co., 6.875% due 3/01/2003                                403,268
                A-      A2      500,000   Regions Financial Corporation, 6.375% due 5/15/2012                       557,632
                A       Aa3   1,000,000   Royal Bank of Scotland PLC, 5% due 10/01/2014                           1,006,770
                A+      A1      500,000   State Street Corporation, 7.65% due 6/15/2010                             599,971
                BBB+    A3      400,000   Washington Mutual Inc., 7.50% due 8/15/2006                               449,784
                                          Wells Fargo Company:
                A+      Aa2     400,000      7.25% due 8/24/2005                                                    449,009
                A+      Aa2   1,000,000      5.125% due 2/15/2007                                                 1,074,014
                                                                                                                -----------
                                                                                                                 12,330,829

Beverage        BBB+    Baa2    500,000   Coors Brewing Company, 6.375% due 5/15/2012                               558,772
Brewing &
Distilling--1.0%

Commercial      BBB     Baa1    958,000   Cendant Corporation, 6.875% due 8/15/2006                                 994,080
Services &
Supplies--1.8%

Financial       BBB     A3      218,000   Ford Motor Credit Company, 7.375% due 2/01/2011                           211,981
Services--                                General Motors Acceptance Corporation:
Captive--2.6%   BBB     A2    1,000,000      7.75% due 1/19/2010                                                  1,046,890
                BBB     A2      181,000      8% due 11/01/2031                                                      181,986
                                                                                                                -----------
                                                                                                                  1,440,857

Financial       A+      A1      500,000   American General Finance, 5.375% due 9/01/2009                            525,343
Services--                                Countrywide Home Loan:
Consumer--      A       A3      400,000      5.25% due 6/15/2004                                                    416,025
4.3%            A       A3    1,000,000      5.625% due 5/15/2007                                                 1,069,624
                                          Household Financial Corporation:
                A-      A2      100,000      7.875% due 3/01/2007                                                   111,704
                A-      A2      200,000      6.75% due 5/15/2011                                                    213,238
                                                                                                                -----------
                                                                                                                  2,335,934



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2002 (continued)

               S&P      Moody's   Face
Industry     Rating++   Rating++ Amount                         Issue                                              Value
                                          Corporate Bonds (continued)

Financial                                 Boeing Capital Corporation:
Services--      A+      A3    $ 130,000      7.10% due 9/27/2005                                                $   140,818
Other--16.8%    A+      A3      500,000      5.80% due 1/15/2013                                                    506,403
                A       A2      750,000   CIT Group Inc., 7.375% due 4/02/2007                                      817,657
                A+      A2      500,000   Caterpillar Financial Services Corporation, 3.67% due
                                          10/04/2007                                                                499,757
                A+      Aa3      20,000   Credit Suisse First Boston Inc., 6.125% due 11/15/2011                     20,868
                AAA     Aaa     250,000   General Electric Capital Corporation, 6.75% due 3/15/2032                 276,397
                                          Goldman Sachs Group, Inc.:
                A+      Aa3     700,000      7.625% due 8/17/2005                                                   789,432
                A+      Aa3     300,000      6.875% due 1/15/2011                                                   334,872
                AA-     A1      250,000   International Lease Finance Corporation, 5.50% due 6/07/2004              258,296
                                          Lehman Brothers Holdings, Inc.:
                A       A2      600,000      6.625% due 4/01/2004                                                   632,541
                A       A2      400,000      7% due 2/01/2008                                                       452,223
                A       A2      709,000      7.875% due 8/15/2010                                                   838,889
                BBB     Baa2    500,000   MBNA America Bank NA, 6.625% due 6/15/2012                                508,948
                A+      A1    1,000,000   Mellon Funding Corporation, 4.875% due 6/15/2007                        1,056,357
                A+      Aa3     900,000   Morgan Stanley, Dean Witter, Discover & Co., 7.125% due
                                          1/15/2003                                                                 901,270
                AA-     Aa1   1,000,000   Salomon Smith Barney Holdings, 5.875% due 3/15/2006                     1,080,580
                                                                                                                -----------
                                                                                                                  9,115,308

Foods--5.0%     A+      A1      285,000   Archer-Daniels-Midland, 5.935% due 10/01/2032                             284,373
                                          Coca-Cola Enterprises:
                A       A2      500,000      4.375% due 9/15/2009                                                   515,072
                A       A2      250,000      6.125% due 8/15/2011                                                   276,273
                A-      A2      230,000   Kraft Foods Inc., 4.625% due 11/01/2006                                   241,812
                A       A1      670,000   Pepsi Bottling Holdings Inc., 5.625% due 2/17/2009 (a)                    730,099
                BBB     Baa3    650,000   Tyson Foods, Inc., 6.625% due 10/01/2004                                  691,119
                                                                                                                -----------
                                                                                                                  2,738,748

Forest          BBB     Baa2    250,000   Weyerhaeuser Company, 5.95% due 11/01/2008                                266,874
Products--0.5%

Industrial--                              Anheuser-Busch Companies Inc.:
Consumer        A+      A1      380,000      7.50% due 3/15/2012                                                    468,236
Goods--4.4%     A+      A1      250,000      6% due 11/01/2041                                                      264,091
                AA-     Aa3     500,000   Colgate-Palmolive Company, 5.98% due 4/25/2012                            557,059
                A-      A3    1,000,000   Kohl's Corporation, 6.30% due 3/01/2011                                 1,108,680
                                                                                                                -----------
                                                                                                                  2,398,066

Industrial--    AA+     Aa1     100,000   Atlantic Richfield, 5.90% due 4/15/2009                                   111,321
Energy--2.3%                              Conoco Inc.:
                A-      A3      180,000      5.90% due 4/15/2004                                                    188,423
                A-      A3      100,000      6.95% due 4/15/2029                                                    113,338
                A+      A1      130,000   Consolidated Edison Inc., 7.15% due 12/01/2009                            153,176
                BBB     Baa2     47,000   Duke Energy Field Services, 8.125% due 8/16/2030                           47,707
                BBB-    Baa3    200,000   Ocean Energy Inc., 7.25% due 10/01/2011                                   228,057
                BBB     Baa1    360,000   Progress Energy Inc., 5.85% due 10/30/2008                                381,129
                                                                                                                -----------
                                                                                                                  1,223,151

Industrial--    A-      A2      500,000   Alcan Inc., 6.45% due 3/15/2011                                           558,521
Manufacturing--
1.0%




The Corporate Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2002 (continued)

               S&P      Moody's   Face
Industry     Rating++   Rating++ Amount                         Issue                                              Value
                                          Corporate Bonds (continued)

Industrial--    A+      A1    $ 640,000   First Data Corporation, 6.75% due 7/15/2005                           $   696,541
Services--      BBB+    Baa1    200,000   Time Warner Entertainment, 7.25% due 9/01/2008                            216,949
3.6%                                      Viacom Inc.:
                A-      A3      500,000      5.625% due 8/15/2012                                                   533,416
                A-      A3      410,000      7.875% due 7/30/2030                                                   510,380
                                                                                                                -----------
                                                                                                                  1,957,286

Insurance--                               Allstate Corp.:
2.5%            A+      A1    1,000,000      6.75% due 5/15/2018                                                  1,092,778
                A+      A1      250,000      6.125% due 12/15/2032                                                  254,677
                                                                                                                -----------
                                                                                                                  1,347,455

Manufacturing-- BBB     Baa2  1,000,000   Lockheed Martin Corporation, 8.50% due 12/01/2029                       1,341,642
2.5%

Oil--2.9%       A-      A3      500,000   ConocoPhillips, 3.625% due 10/15/2007 (a)                                 504,239
                A+      A1      500,000   Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)                           499,167
                A-      Baa1    500,000   Murphy Oil Corporation, 6.375% due 5/01/2012                              549,502
                                                                                                                -----------
                                                                                                                  1,552,908

Oil             BBB+    Baa1    500,000   Anadarko Petroleum Corporation, 5% due 10/01/2012                         506,107
Exploration &
Production--
0.9%

Real Estate     BBB     Baa2  1,000,000   Cabot Industrial Properties LP, 7.125% due 5/01/2004                    1,039,783
Investment      BBB+    Baa1    350,000   Duke Realty LP, 7.375% due 9/22/2005                                      380,695
Trust--3.2%     BBB+    Baa1    310,000   EOP Operating LP, 7.375% due 11/15/2003                                   322,557
                                                                                                                -----------
                                                                                                                  1,743,035

Special         AA      Aa3   1,000,000   Principal Life Global, 6.25% due 2/15/2012 (a)                          1,059,991
Services--1.9%

Supranational-- A       A2      575,000   Corporacion Andina de Fomento, 6.875% due 3/15/2012                       602,800
1.1%

Tools--0.9%     A       A2      500,000   Stanley Works, 4.90% due 11/01/2012 (a)                                   510,524

Transporta-     AAA     Aaa     500,000   Continental Airlines, 6.563% due 2/15/2012 (b)                            534,419
tion--2.9%                                Southwest Airlines Co.:
                A       Baa1    630,000      8% due 3/01/2005                                                       697,111
                A       Baa1    300,000      7.875% due 9/01/2007                                                   337,632
                                                                                                                -----------
                                                                                                                  1,569,162

Utilities--     A       A2      300,000   Alltel Corporation, 7% due 7/01/2012                                      345,737
Communi-        AA-     Aa3     400,000   Ameritech Capital Funding, 6.45% due 1/15/2018                            433,430
cations--5.4%   A+      Aa3     300,000   BellSouth Corporation, 6% due 10/15/2011                                  328,975
                A+      A3    1,170,000   GTE Corporation, 6.84% due 4/15/2018                                    1,215,148
                AA-     Aa3     200,000   SBC Communications Inc., 6.25% due 3/15/2011                              220,488
                BBB-    Baa3    400,000   Sprint Capital Corporation, 5.70% due 11/15/2003                          398,000
                                                                                                                -----------
                                                                                                                  2,941,778

Utilities--     A       A1      260,000   Mississippi Power, 6.05% due 5/01/2003                                    263,139
Electric--2.2%                            South Carolina Electric & Gas:
                A-      A1      590,000      7.50% due 6/15/2005                                                    657,743
                A-      A1      260,000      6.70% due 2/01/2011                                                    294,917
                                                                                                                -----------
                                                                                                                  1,215,799



The Corporate Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2002 (concluded)

               S&P      Moody's   Face
Industry     Rating++   Rating++ Amount                         Issue                                              Value
                                          Corporate Bonds (concluded)

Yankee          A-      A2    $ 200,000   BSCH Issuances Ltd., 7.625% due 9/14/2010 (1)                         $   227,486
Corporates*--   BBB+    A3      300,000   Daimler-Chrysler NA Holdings, 6.40% due 5/15/2006 (2)                     323,388
1.4%            A       A2      200,000   Norsk Hydro A/S, 6.36% due 1/15/2009 (2)                                  216,959
                                                                                                                -----------
                                                                                                                    767,833

                                          Total Corporate Bonds
                                          (Cost--$48,791,662)--95.4%                                             51,910,267



                              Partnership
                                Interest  Short-Term Securities

                               $735,987   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (c)               735,987

                                          Total Short-Term Securities
                                          (Cost--$735,987)--1.4%                                                    735,987


                                          Total Investments (Cost--$50,460,337)--98.6%                           53,601,250
                                          Other Assets Less Liabilities--1.4%                                       784,451
                                                                                                                -----------
                                          Net Assets--100.0%                                                    $54,385,701
                                                                                                                ===========

*Corresponding industry groups for foreign bonds:
(1)Financial institution.
(2)Industrial; other.
(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)AMBAC Insured.
(c)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                          Net          Net      Interest
Affiliate               Activity       Cost      Income

Merrill Lynch           $735,987     $735,987     $965
Liquidity Series,
LLC Cash Sweep
Series I


++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Statement of Assets and Liabilities as of December 31, 2002

Assets:
Investments, at value (identified cost--$50,460,337)                                                           $ 53,601,250
Receivables:
  Interest                                                                                   $    897,418
  Capital shares sold                                                                              10,267           907,685
                                                                                             ------------
Prepaid registration fees and other assets                                                                           58,589
                                                                                                               ------------
Total assets                                                                                                     54,567,524
                                                                                                               ------------

Liabilities:
Payables:
  Custodian bank                                                                                   53,757
  Capital shares redeemed                                                                          26,332
  Investment adviser                                                                               23,613           103,702
                                                                                             ------------
Accrued expenses                                                                                                     78,121
                                                                                                               ------------
Total liabilities                                                                                                   181,823
                                                                                                               ------------
Net Assets                                                                                                     $ 54,385,701
                                                                                                               ============

Net Assets Consist of:
Common Stock, $.01 par value, 50,000,000 shares authorized                                                     $     24,897
Paid-in capital in excess of par                                                                                 52,433,654
Accumulated realized capital losses on investments--net                                      $(1,213,763)
Unrealized appreciation on investments--net                                                     3,140,913
                                                                                             ------------
Total accumulated earnings--net                                                                                   1,927,150
                                                                                                               ------------
Net Assets--Equivalent to $21.84 per share based on 2,489,731 shares outstanding                               $ 54,385,701
                                                                                                               ============

See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Statement of Operations for the Year Ended December 31, 2002

Investment Income:
Interest                                                                                                       $  3,263,509
                                                                                                               ------------

Expenses:
Investment advisory fees                                                                     $    277,187
Transfer agent fees                                                                               133,130
Professional fees                                                                                  45,018
Accounting services                                                                                42,199
Printing and shareholder reports                                                                   39,780
Registration fees                                                                                  22,919
Directors' fees and expenses                                                                       12,823
Pricing services                                                                                   12,123
Custodian fees                                                                                     11,247
Other                                                                                              12,079
                                                                                             ------------
Total expenses                                                                                                      608,505
                                                                                                               ------------
Investment income--net                                                                                            2,655,004
                                                                                                               ------------

Realized & Unrealized Gain (Loss) on Investments--Net:
Realized loss on investments--net                                                                                 (321,580)
Change in unrealized appreciation on investments--net                                                             2,671,029
                                                                                                               ------------
Total realized and unrealized gain on investments--net                                                            2,349,449
                                                                                                               ------------
Net Increase in Net Assets Resulting from Operations                                                           $  5,004,453
                                                                                                               ============

See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Statements of Changes in Net Assets

                                                                                                   For the Year Ended
                                                                                                      December 31,
Increase (Decrease) in Net Assets:                                                                2002               2001
Operations:
Investment income--net                                                                       $  2,655,004      $  3,074,492
Realized gain (loss) on investments--net                                                        (321,580)         2,507,016
Change in unrealized appreciation on investments--net                                           2,671,029         (804,930)
                                                                                             ------------      ------------
Net increase in net assets resulting from operations                                            5,004,453         4,776,578
                                                                                             ------------      ------------

Dividends to Shareholders:
Dividends to shareholders from investment income--net                                         (2,655,017)       (3,074,485)
                                                                                             ------------      ------------

Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions                          (7,142,589)       (1,490,014)
                                                                                             ------------      ------------

Net Assets:
Total increase (decrease) in net assets                                                       (4,793,153)           212,079
Beginning of year                                                                              59,178,854        58,966,775
                                                                                             ------------      ------------
End of year*                                                                                 $ 54,385,701      $ 59,178,854
                                                                                             ============      ============

*Undistributed investment income--net                                                                  --      $          7
                                                                                             ============      ============

See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                         For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                         2002         2001         2000         1999          1998
Per Share Operating Performance:
Net asset value, beginning of year                             $  20.91     $  20.34     $  19.77     $  21.62     $  21.13
                                                               --------     --------     --------     --------     --------
Investment income--net++                                           1.01         1.08         1.21         1.17         1.19
Realized and unrealized gain (loss) on investments--net             .94          .57          .58       (1.84)          .50
                                                               --------     --------     --------     --------     --------
Total from investment operations                                   1.95         1.65         1.79        (.67)         1.69
                                                               --------     --------     --------     --------     --------
Less dividends:
  Investment income--net                                         (1.02)       (1.08)       (1.22)       (1.18)       (1.20)
  In excess of investment income--net                                --           --           --       --++++           --
                                                               --------     --------     --------     --------     --------
Total dividends                                                  (1.02)       (1.08)       (1.22)       (1.18)       (1.20)
                                                               --------     --------     --------     --------     --------
Net asset value, end of year                                   $  21.84     $  20.91     $  20.34     $  19.77     $  21.62
                                                               ========     ========     ========     ========     ========

Total Investment Return:
Based on net asset value per share                                9.60%        8.32%        9.21%      (3.14%)        8.24%
                                                               ========     ========     ========     ========     ========

Ratios to Average Net Assets:
Expenses                                                          1.10%        1.22%        1.10%        1.11%        1.00%
                                                               ========     ========     ========     ========     ========
Investment income--net                                            4.79%        5.17%        6.16%        5.69%        5.60%
                                                               ========     ========     ========     ========     ========

Supplemental Data:
Net assets, end of year (in thousands)                         $ 54,386     $ 59,179     $ 58,967     $ 63,150     $ 71,131
                                                               ========     ========     ========     ========     ========
Portfolio turnover                                                  84%         227%         127%          61%          66%
                                                               ========     ========     ========     ========     ========


++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
The Corporate Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, the last quoted bid price for those securities for which the over-the-counter market is the primary market, or for listed securities in which there were no sales during the day. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Program.

(b) Repurchase agreements--The Program invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Program takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral of the Program may be delayed or limited.

(c) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Program amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Custodian bank--The Program recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no significant reclassifications in the current year.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.



The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (continued)


FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., Prudential Securities, Inc., Morgan Stanley Dean Witter and Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to ..20%, on an annual basis, of the Program's average daily net assets. The Program does not pay this fee; FAM pays this fee directly to the Administrators.

For the year ended December 31, 2002, the Program paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $3,811 for security price quotations to compute the net asset value of the Program.

For the year ended December 31, 2002, the Fund reimbursed FAM $2,633 for certain accounting services.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2002 were $45,344,423 and $51,958,121, respectively.

Net realized losses for the year ended December 31, 2002 and net unrealized gains as of December 31, 2002 were as follows:


                                       Realized         Unrealized
                                        Losses            Gains

Long-term investments                $ (321,580)        $ 3,140,913
                                     -----------        -----------
Total                                $ (321,580)        $ 3,140,913
                                     ===========        ===========


As of December 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $3,137,990, of which $3,203,095 related to appreciated securities and $65,105 related to depreciated securities. The aggregate cost of investments at December 31, 2002 for Federal income tax purposes was $50,463,260.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                         Dollar
December 31, 2002                        Shares            Amount

Shares sold                              165,254      $   3,480,332
Shares issued to shareholders
in reinvestment of dividends             116,781          2,458,579
                                   -------------      -------------
Total issued                             282,035          5,938,911
Shares redeemed                        (622,176)       (13,081,500)
                                   -------------      -------------
Net decrease                           (340,141)      $ (7,142,589)
                                   =============      =============



For the Year Ended                                        Dollar
December 31, 2001                        Shares           Amount

Shares sold                              336,128      $   6,961,715
Shares issued to shareholders
in reinvestment of dividends             138,199          2,855,145
                                   -------------      -------------
Total issued                             474,327          9,816,860
Shares redeemed                        (544,209)       (11,306,874)
                                   -------------      -------------
Net decrease                            (69,882)      $ (1,490,014)
                                   =============      =============


5. Short-Term Borrowings:
The Program, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Program may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Program may borrow up to the maximum amount allowable under the Program's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits.



The Corporate Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)


The Program pays a commitment fee of .09% per annum based on the Program's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1 billion to $500 million. The Program did not borrow under the credit agreement during the year ended December 31, 2002.


6. Reorganization Plan:
On September 30, 2002, the Program's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, between the Program and the Core Bond Portfolio of Merrill Lynch Bond Fund, Inc. (the "Core Bond Portfolio") whereby the Core Bond Portfolio will acquire all of the assets and will assume all of the liabilities of the Program in exchange for newly issued shares of the Core Bond Portfolio.


7. Distributions to Shareholders:
On January 15, 2003, an ordinary income dividend of $.039918 was declared. The dividend was paid on January 15, 2003, to shareholders of record on January 15, 2003.


The tax character of distributions paid during the fiscal years ended December 31, 2002 and December 31, 2001 was as follows:


                                      12/31/2002        12/31/2001

Distributions paid from:
     Ordinary income                 $ 2,655,017        $ 3,074,485
                                     -----------        -----------
Total taxable distributions          $ 2,655,017        $ 3,074,485
                                     ===========        ===========



As of December 31, 2002, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                     $         --
Undistributed long-term capital
gains--net                                                       --
                                                       ------------
Total undistributed earnings--net                                --
Capital loss carryforward                              (1,210,840)*
Unrealized gains--net                                   3,137,990**
                                                       ------------
Total accumulated earnings--net                        $  1,927,150
                                                       ============


*On December 31, 2002, the Fund had a net capital loss carryforward of $1,210,840, of which $882,531 expires in 2008 and $328,309 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.




The Corporate Fund Accumulation Program, Inc.
Independent Auditors' Report


The Board of Directors and Shareholders,
The Corporate Fund Accumulation
Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Corporate Fund Accumulation Program, Inc. as of December 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Corporate Fund Accumulation Program, Inc. as of December 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 7, 2003



The Corporate Fund Accumulation Program, Inc.
Officers and Directors

                                                                                                Number
                                                                                            of Portfolios    Other
                                                                                               in Fund     Director-
                      Position(s)   Length                                                     Complex       ships
                          Held     of Time                                                     Overseen     Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) during Past 5 Years    by Director    Director
Interested Director

Terry K. Glenn*        President    1999 to   Chairman, Americas Region since 2001 and       117 Funds       None
P.O. Box 9011          and          present   Executive Vice President since 1983 of       162 Portfolios
Princeton,             Director     and       Fund Asset Management ("FAM") and Merrill
NJ 08543-9011                       1985 to   Lynch Investment Managers, L.P. ("MLIM");
Age: 62                             present   President of Merrill Lynch Mutual Funds
                                              since 1999; President of FAM Distributors,
                                              Inc. ("FAMD") since 1986 and Director
                                              thereof since 1991; Executive Vice President
                                              and Director of Princeton Services, Inc.
                                              ("Princeton Services") since 1993; President
                                              of Princeton Administrators, L.P. since 1988;
                                              Director of Financial Data Services, Inc.
                                              since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.




                                                                                                Number
                                                                                            of Portfolios    Other
                                                                                               in Fund     Director-
                      Position(s)   Length                                                     Complex       ships
                          Held     of Time                                                     Overseen     Held by
Name, Address & Age    with Fund   Served*    Principal Occupation(s) during Past 5 Years    by Director    Director
Independent Directors

Ronald W. Forbes       Director     1980 to   Professor Emeritus of Finance, School           45 Funds       None
P.O. Box 9095                       present   of Business, State University of New         54 Portfolios
Princeton,                                    York at Albany since 2000 and Professor
NJ 08543-9095                                 thereof from 1989 to 2000.
Age: 62


Cynthia A. Montgomery  Director     1995 to   Professor, Harvard Business School since        45 Funds       Unum-
P.O. Box 9095                       present   1989.                                        54 Portfolios     Provident
Princeton,                                                                                                   Corpora-
NJ 08543-9095                                                                                                tion;
Age: 50                                                                                                      Newell
                                                                                                             Rubber-
                                                                                                             maid, Inc.


Charles C. Reilly      Director     1990 to   Self-employed financial consultant since        45 Funds       None
P.O. Box 9095                       present   1990.                                        54 Portfolios
Princeton,
NJ 08543-9095
Age: 71


Kevin A. Ryan          Director     1992 to   Founder and Director Emeritus of The            45 Funds       None
P.O. Box 9095                       present   Boston University Center for the             54 Portfolios
Princeton,                                    Advancement of Ethics and Character;
NJ 08543-9095                                 Professor of Education at Boston University
Age: 70                                       from 1982 to 1999 and ProfessorEmeritus
                                              since 1999.


Roscoe S. Suddarth     Director     2000 to   President and Chief Executive Officer of        45 Funds       None
P.O. Box 9095                       present   the Middle East Institute from 1995 to       54 Portfolios
Princeton,                                    2001; Associate with Global Business
NJ 08543-9095                                 Access Ltd. from 1998 to 2002; Chairman
Age: 67                                       of the Board of Advisors of the Center for
                                              Contemporary Arab Studies at Georgetown
                                              University and Secretary of the American
                                              Academy of Diplomacy.




The Corporate Fund Accumulation Program, Inc.
Officers and Directors (concluded)

                                                                                                Number
                                                                                            of Portfolios    Other
                                                                                               in Fund     Director-
                      Position(s)   Length                                                     Complex       ships
                          Held     of Time                                                     Overseen     Held by
Name, Address & Age    with Fund   Served*    Principal Occupation(s) during Past 5 Years    by Director    Director
Independent Directors (concluded)

Richard R. West        Director     1980 to   Dean Emeritus of New York University,           45 Funds       Bowne &
P.O. Box 9095                       present   Leonard N. Stern School of Business          54 Portfolios     Co., Inc.;
Princeton,                                    Administration since 1994.                                     Vornado
NJ 08543-9095                                                                                                Realty
Age: 64                                                                                                      Trust;
                                                                                                             Vornado
                                                                                                             Operating
                                                                                                             Company;
                                                                                                             Alexander's,
                                                                                                             Inc.


Edward D. Zinbarg      Director     2000 to   Retired.                                        45 Funds       None
P.O. Box 9095                       present                                                54 Portfolios
Princeton,
NJ 08543-9095
Age: 68


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                       Position(s)   Length
                           Held     of Time
Name, Address & Age     with Fund   Served*     Principal Occupation(s) during Past 5 Years
Fund Officers

Donald C. Burke          Vice        1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011            President   present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,               and         and        since 1999; Vice President of FAMD since 1999; Director of MLIM Taxation
NJ 08543-9011            Treasurer   1999 to    since 1990.
Age: 42                              present


Robert R. Peterson, Jr.  Vice        2002 to    Managing Director of MLIM since 2000; First Vice President of MLIM
P.O. Box 9011            President   present    from 1997 to 2000.
Princeton,
NJ 08543-9011
Age: 50


Melinda A. Raso          Vice        2002 to    Vice President of MLIM since 1984.
P.O. Box 9011            President   present
Princeton,
NJ 08543-9011
Age: 47


David Clayton            Secretary   2002 to    Vice President (Legal Advisory) of MLIM since 2000; Attorney in private
P.O. Box 9011                        present    practice from 1995 to 2000.
Princeton,
NJ 08543-9011
Age: 35


*Officers of the Fund serve at the pleasure of the Board of Directors.



Further information about the Fund's Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian and Transfer Agent
The Bank of New York
90 Washington Street
New York, NY 10286


</ITEM 1>